              LIMITED POWER OF ATTORNEY FOR SECTION 16(a) REPORTING

        KNOW ALL PERSONS BY THESE PRESENTS,  that the undersigned  hereby makes, constitutes  and appoints  Kevin B. Thompson and Bryan A. Sims, and each of them
and  each  of  their   successors,   as  the   undersigned's   true  and  lawful
attorney-in-fact  (the "Attorney-in  Fact"), with full power of substitution and resubstitution,  each with the power to act alone for the undersigned and in the undersigned's name, place and stead, in any and all capacities to:

        1.   prepare,  execute,  deliver  and  file  with  the  United  States
Securities  andExchange   Commission,   any  national  securities  exchange  and
SolarWinds,  Inc. (the  "Company") any and all reports  (including any amendment thereto) of the undersigned required or considered advisable under Section 16(a)
of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations  thereunder,  with respect to the equity securities of the
Company,  including  Form  3  (Initial  Statement  of  Beneficial  Ownership  of
Securities),  Form 4 (Statement of Changes in Beneficial  Ownership)  and Form 5
(Annual Statement of Changes in Beneficial Ownership); and

        2.   seek or obtain,  as the undersigned's  representative  and on the undersigned's  behalf,  information  on  transactions  in the  Company's  equity securities  from any third  party,  including  the  Company,  brokers,  dealers, employee benefit plan  administrators  and trustees,  and the undersigned hereby authorizes  any  such  third  party  to  release  any  such  information  to the
Attorney-in-Fact.

        The undersigned acknowledges that:

        1.   this Limited Power of Attorney authorizes,  but does not require, the  Attorney-in-Fact to act at his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

        2.   any documents prepared and/or executed by the Attorney-in-Fact on behalf of the undersigned  pursuant to this Limited Power of Attorney will be in such form and will contain such information as the  Attorney-in-Fact,  in his or her discretion, deems necessary or desirable;

        3.   neither  the  Company  nor  the   Attorney-in-Fact   assumes  any
liability for the  undersigned's  responsibility to comply with the requirements of Section 16 of the Exchange  Act, any  liability  of the  undersigned  for any failure to comply with such  requirements,  or any liability of the  undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

        4.   this Limited Power of Attorney  does not relieve the  undersigned from  responsibility  for compliance with the  undersigned's  obligations  under
Section 16 of the Exchange Act, including,  without,  limitation,  the reporting requirements under Section 16(a) of the Exchange Act.

        The  undersigned  hereby grants to the  Attorney-in-Fact  full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes,  as the undersigned might or could do in person,  hereby ratifying and  confirming  all  that the  Attorney-in-Fact,  or his or her  substitute  or substitutes,  shall lawfully do or cause to be done by authority of this Limited
Power of Attorney. This Limited Power of Attorney shall remain in full force and effect until the  undersigned is no longer required to file Forms 3, 4 or 5 with respect to the  undersigned's  holdings of and transactions in equity securities of the Company,  unless earlier  revoked by the  undersigned in a signed writing delivered  to the  Attorney-in-Fact.  This  Limited  Power of Attorney  shall be governed and  construed  in  accordance  the laws of the State of Texas  without regard to the laws that might otherwise  govern under  applicable  principles of conflicts of laws thereof.

        IN WITNESS  WHEREOF,  the  undersigned  has caused this Limited Power of
Attorney to be executed as of May 12, 2009.

                             Signature: /s/ Bryan A. Sims
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                                        Bryan A. Sims